UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 21, 2024 (March 15, 2024)

Binah Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-269004	88-3276689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 State Street, Albany, NY 12207

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 404-7002

17 Battery Place, Room 625

New York, New York 10004
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Form 8-K amends the Current Report on Form 8-K Filed with the Securities and Exchange Commission on March 21, 2024. The amendment is being filed to correct certain exhibits to include the signatures of the signatories.

Introductory Note

Closing of the Business Combination

On March 15, 2024 (the “Closing Date”), Binah Capital Group, Inc. (“we,” “us,” “our,” “Holdings” or the “Company”), consummated the transactions contemplated by that certain Agreement and Plan of Merger, dated July 7, 2022 (as amended, the “Business Combination Agreement” and the consummation of such contemplated transactions, the “Closing”), by and among Kingswood Acquisition Corp, a Delaware corporation (“KWAC”), the Company, Kingswood Merger Sub, Inc., a Delaware corporation (“Kingswood Merger Sub”), Wentworth Merger Sub, LLC, a Delaware limited liability company (“Wentworth Merger Sub”), and Wentworth Management Services LLC, a Delaware limited liability company (“Wentworth”). Certain terms used in this Current Report on Form 8-K have the same meaning as set forth in the Company’s proxy statement/prospectus statement dated February 9, 2024 (the “Proxy Statement/Prospectus”) and filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 14, 2024.

Pursuant to the Business Combination Agreement, on the Closing Date, Kingswood Merger Sub merged with and into KWAC (the “Kingswood Merger”), with KWAC surviving the Kingswood Merger as a wholly-owned subsidiary of Holdings (the “Kingswood Surviving Company”).  Simultaneously with the Kingswood Merger, Wentworth Merger Sub merged with and into Wentworth (the “Wentworth Merger”), with Wentworth surviving the Wentworth Merger as a wholly-owned subsidiary of Holdings (the “Surviving Company”). Following the Wentworth Merger, Kingswood Surviving Company acquired, and Holdings contributed to Kingswood Surviving Company all of the common units of the Surviving Company directly held by Holdings after the Wentworth Merger (the “Holdings Contribution”), such that, following the Holdings Contribution, Surviving Company became a wholly-owned subsidiary of the Kingswood Surviving Company (the Kingswood Merger and the Wentworth Merger, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”).

Under the terms of the Business Combination Agreement, the aggregate consideration paid in the Business Combination was approximately 217 million, paid in the form of common stock, par value $0.0001 per share (“Company Common Stock”) and assumed indebtedness, as more specifically set forth therein.

Item 1.01. Entry into a Material Definitive Agreement.

Subscription Agreement

At the Closing, the Company and Wentworth entered into that certain Subscription Agreement (the “Subscription Agreement”) with Pollen Street Capital Limited (the “PIPE Investor”), pursuant to which, on the Closing Date, the PIPE Investor subscribed for and purchased, and the Company issued and sold to the PIPE Investor, an aggregate of 1,500,000 Series A Preferred Stock for a purchase price of $9.60 per share, for aggregate gross proceeds of $14,400,000 (the “PIPE Financing”).

This summary is qualified in its entirety by reference to the text of Subscription Agreement, which is included as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Registration Rights Agreement

At the Closing, the Company entered into that certain Registration Rights Agreement with the PIPE Investor, Wentworth, certain equity holders of Wentworth and certain other parties identified therein (such persons, the “Holders”) (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, the Holders are entitled to certain piggyback registration rights and customary demand registration rights. The Registration Rights Agreement provides that the Company will, as soon as practicable, and in any event within 45 days after the Closing, file with the SEC a shelf registration statement. The Company will use its commercially reasonable efforts to have such shelf registration statement declared effective as soon as practicable after the filing thereof, but no later than the 90th day (or the 150th day if the Securities and Exchange Commission (the “SEC”) notifies the Company that it will “review” such shelf registration statement) following the filing deadline, in each case subject to the terms and conditions set forth therein; and the Company will not be subject to any form of monetary penalty for its failure to do so.

This summary is qualified in its entirety by reference to the text of Registration Rights Agreement, which is included as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Lock-Up Agreement

At the Closing, the Company entered into that certain Lock-up Agreement with the Holders (the “Lock-Up Agreement”), pursuant to which, subject to certain exceptions, the Holders agreed to not transfer or make any announcement of any intention to effect a transfer, in respect of the shares beneficially owned or otherwise held by the Holders prior to the termination of the applicable lock-up period, subject to certain customary exceptions, including: (i) transfers to permitted transferees upon written notice to the Company, such as a member of the person’s immediate family or to a trust, the beneficiary of which is a member of the person’s immediate family or an affiliate of such person; (ii) to a charitable organization upon written notice to the Company, by the laws of descent and distribution upon death, or pursuant to a qualified domestic relations order; and (iii) pursuant to any liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Company Common Stock for cash, securities, or other property.

This summary is qualified in its entirety by reference to the text of Lock-Up Agreement, which is included as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Voting Agreement

At the Closing, the Company entered into that certain Voting Agreement with the Holders (the “Voting Agreement”), pursuant to which the Holders agreed to vote in favor of any sale transaction approved by the PIPE Investor in the event of any breach or default under certation provisions of the Certificate of Designations.

This summary is qualified in its entirety by reference to the text of the Voting Agreement, which is included as Exhibit 10.4 to this Current Report and is incorporated herein by reference.

Warrant Assumption Agreement

At Closing, Continental Stock Transfer & Trust Company (the “Transfer Agent”), KWAC and the Company entered into the Warrant Assumption and Assignment Agreement (the “Warrant Assumption Agreement”), pursuant to which, among other things, KWAC assigned to the Company all of KWAC’s right, title and interest in and to, and the Company assumed all of KWAC’s liabilities and obligations under the certain Warrant Agreement, dated as of November 19, 2020, between KWAC and Continental Stock Transfer & Trust Company (the “Existing Warrant Agreement”). As a result, each Warrant automatically ceased to represent a right to acquire KWAC Class A Common Stock and instead represents a right to acquire shares of Company Common Stock pursuant to the terms and conditions of the Existing Warrant Agreement (as amended by the Warrant Assumption Agreement).

This summary is qualified in its entirety by reference to the text of Warrant Assumption Agreement, which is included as Exhibit 4.2 to this Current Report and is incorporated herein by reference.

Amendment to Master Credit Agreement

As previously disclosed in the Proxy Statement/Prospectus, on April 2, 2020, Wentworth entered into a debt facility with Oak Street Funding LLC (“Oak Street”) in the amount of $25,000,000 (as amended by the First Amendment to Master Credit Agreement dated as of June 19, 2020, the Second Amendment to Master Credit Agreement dated as of March 19, 2021, the Third Amendment to Master Credit Agreement dated as of May 28, 2021, the Fourth Amendment to Master Credit Agreement dated as of October 17, 2022, and as further amended, restated, amended and restated, extended, increased, supplemented or otherwise modified from time to time, the “Credit Agreement”).

At Closing, Wentworth and certain other borrowers entered into the Fifth Amendment to the Credit Agreement (the “Amendment”) with Oak Street, pursuant to which, Oak Street consented to, among other things (i) the consummation of the Business Combination, (ii) the payoff of certain debt obligations and restructure of the notes, (iii) recognize each of Company, MHC Securities, LLC (“MHC”) and KWAC as a “guarantor” under the terms of the Credit Agreement and (iv) amend and restate the existing guarantees executed by Craig Gould and Alexander Markowitz to be unlimited guarantees.

Oak Street and its affiliates have in the past provided, and may from time to time in the future provide, commercial banking and other financial services to the Company.

This summary is qualified in its entirety by reference to the text of the Amendment, which is included as Exhibit 10.5 to this Current Report and is incorporated herein by reference.

Guarantee Agreements

At Closing and in connection with the Amendment, the Company, MHC and KWAC entered into, and Craig Gould and Alexandor Markowitz (the “Guarantors”) amended and restated, certain guarantee agreements (each a “Guarantee Agreement” and together, the “Guarantee Agreements”) with Oak Street, pursuant to which, the Guarantors unconditionally, absolutely and irrevocably guarantee to Oak Street the full and prompt payment and performance when due (whether at maturity by acceleration or otherwise) of any and all of the obligations under Credit Agreement.

This summary is qualified in its entirety by reference to the text of the Guarantee Agreements, which is included as Exhibit 10.6-10.10 to this Current Report and is incorporated herein by reference.

Stock Pledge Agreement

At Closing, Craig Gould and MHC entered into the Stock Pledge Agreement (the “Stock Pledge Agreement”) with Oak Street pursuant to which, Mr. Gould and MHC (each a “Pledgor”) pledged 100% of the Company Common Stock held by each of them (the “Pledged Interests”) as collateral for the financial obligations due under the Credit Agreement.

Upon the occurrence and continuation of an Event of Default (as defined in the Stock Pledge Agreement) Oak Street shall have the right to:

i.	have any or all of the Pledged Interests held by Oak Street be registered in the name of Oak Street in the name of Oak Street or its nominee as Oak Street and Oak Street or its nominee may thereafter, without notice, and after the occurrence and continuation of any Event of Default under the Credit Documents, exercise all available voting and shareholder rights at any meeting of the Company s or otherwise and exercise any and all rights pertaining to any of the Pledged Interests, (ii) Oak Street shall have the right to require that all distributions payable with respect to any part of the Pledged Interests be paid to Oak Street to be held by Oak Street as additional security hereunder until applied to the Pledgor’s Obligations.

ii.	require that all distributions payable with respect to any part of the Pledged Interests be paid to Oak Street to be held by Oak Street as additional security until applied to the Pledgor’s Obligations.

iii.	with prior notice, collect, receive, appropriate, and realize upon the Pledged Interests, or any part thereof, and/or may sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Pledged Interests, or any part thereof, in one or more parcels at public or private sale or sales.

Unless and until an Event of Default Occurs, the Pledgor shall have the right to vote all or any part of the Pledged Interests and to receive and collect or to have paid over all dividends declared or paid on the Pledged Interest, except with respect to any (i) any distributions relating to any redemptions or share repurchase or (ii) liquidating distributions (either partial or complete), provided that any and all such expected dividends shall constitute additional collateral.

This summary is qualified in its entirety by reference to the text of Stock Pledge Agreement, which is included as Exhibit 10.11 to this Current Report and is incorporated herein by reference.

Strategic Alliance Agreement

At Closing, the Company and Kingswood US LLC (“Kingswood”) entered into the Strategic Alliance Agreement (the “Alliance Agreement”), pursuant to which, among other things, the Company agreed that within a reasonable time after Closing, but not later than 90 days, the Company will cause its subsidiaries to enter into a non-exclusive investment banking and capital markets relationship with Kingswood to (i) promote Kingswood as a preferred partner to provide approved products for investment banking product distribution and markets, (ii) provide non-exclusive origination and introduction of investment banking products of the Company to Kingswood and (iii) to allow Kingswood to market itself as a strategic partner.

Under the Alliance Agreement, the Company and Kingswood will split in equal portions any gross fees or gross profits on referrals from the Company to Kingswood.

The foregoing obligations are subject to compliance with applicable laws, including FINRA rules, regulations or policies applicable to the parties to the Alliance Agreement.

This summary is qualified in its entirety by reference to the full text of the Alliance Agreement, a copy of which is attached hereto as Exhibit 10.12 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the Introductory Note above is incorporated by reference into this Item 2.01. The material terms and conditions of the Business Combination Agreement are described in the Proxy Statement/Prospectus in the section titled, “Proposal No. 1: The Business Combination Proposal,” which is incorporated herein by reference.

The Business Combination Agreement and the Business Combination was approved by KWAC’s stockholders at a special meeting of KWAC’s stockholders held on March 8, 2024 (the “Special Meeting”). On March 15, 2024, the parties to the Business Combination Agreement consummated the Business Combination Agreement.

Prior to and in connection with the Special Meeting, holders of 403,066 shares of KWAC Class A Common Stock sold in its initial public offering (“public shares”) exercised their right to redeem those shares for cash at a price of approximately $13.15 per share, for an aggregate of approximately $5.3 million. The per share redemption price of approximately $13.15 for public shareholders electing redemption was paid out of the Trust Account, which after taking into account the redemptions, had a balance immediately prior to the Closing of approximately $1,051,445.

Pursuant to the Subscription Agreement, the PIPE Investor subscribed for and purchased, and the Company issued and sold to the PIPE Investor, an aggregate of 1,500,000 Series A Preferred Stock for a purchase price of $9.60 per share, for aggregate gross proceeds of $14,400,000 (the “PIPE Financing”).

Immediately following the Closing, the issued share capital of the Company consisted of 16,461,608 shares of Company Common Stock, 1,500,000 Series A Preferred Stock, par value $0.0001 per share, and 15,106,550 warrants, representing the right to acquire shares of Company Common Stock (“Company Warrants”).

The Company Common Stock and Company Warrants are expected to trade on the Nasdaq Global Market, under the ticker “BCG” and the warrants are expected to trade under the ticker symbol “BCGWW” on the Nasdaq Capital Market.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act), as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company after the consummation of the Business Combination and the transactions contemplated by the Business Combination Agreement (the “Post-Combination Company”), unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report on Form 8-K, or some of the information incorporated herein by reference, contains statements that are forward-looking and as such are not historical facts. These forward-looking statements are based on the Company’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report on Form 8-K, word such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The following factors among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	Wentworth’s ability to comply with supervisory and regulatory compliance obligations;

•	the risk Wentworth may be held liable for misconduct by their advisors;

•	poor performance of Wentworth’s investment products and services;

•	Wentworth’s ability to effectively maintain and enhance its brand and reputation;

•	Wentworth’s ability to expand and retain its customer base;

•	Wentworth’s future capital requirements and sources and uses of cash;

•	Wentworth’s ability to attract and retain key personnel;

•	Wentworth’s ability to protect the proprietary information of customers and networks against security breaches and protect and enforce intellectual property rights;

•	Wentworth’s reliance on third parties;

•	the risk that an increase in government regulation of the industries and markets in which Wentworth operates could negatively impact Wentworth’s business;

•	the impact of worldwide and regional political, military or economic conditions, including declines in foreign currencies in relation to the value of the U.S. dollar, hyperinflation, devaluation and significant political or civil disturbances in international markets;

•	the risk that claims, lawsuits and other proceedings that have been, or may be, instituted against Wentworth or KWAC could adversely affect Wentworth’s business;

•	the risk that the market price of the Company’s securities may decline;

•	the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company following the Closing to grow its business and manage growth profitably;

•	costs related to the Business Combination;

•	changes in applicable Laws or regulations; and

•	the risk that Wentworth may be adversely affected by other economic, business, and/or competitive factors.

While forward-looking statements reflect the Company’s good faith belief, they are not guarantees of future performance. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in this Current Report on Form 8-K. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

The forward-looking statements contained in this Current Report on Form 8-K and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties, some of which are beyond the Company’s control, or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Proxy Statement/Prospectus in the section titled “Risk Factors,” which are incorporated herein by reference. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the section titled “Business of Wentworth” beginning on page 160 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business and operations and the Business Combination are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 37 of the Proxy Statement/Prospectus, and are incorporated herein by reference.

Financial Information

Historical Audited Annual Consolidated Financial Statements

The selected historical consolidated financial and operating data for each of the two years ended December 31, 2022 and 2021, and the selected consolidated balance sheet as of December 31, 2022 and 2021 for Wentworth are set forth in the Proxy Statement/Prospectus and are incorporated herein by reference.

Unaudited Consolidated Financial Statements

The unaudited consolidated financial statements as of and for the nine months ended September 30, 2023 and 2022 of Wentworth included in the Proxy Statement/Prospectus and incorporated by reference hereto have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the Commission. The unaudited financial information reflects, in the opinion of management, all adjustments, consisting of normal recurring adjustments, considered necessary for a fair statement of Wentworth’s financial position, results of operations and cash flows for the periods indicated. The results reported for the interim period presented are not necessarily indicative of results that may be expected for the full year.

These unaudited consolidated financial statements should be read in conjunction with the historical audited consolidated financial statements of Wentworth as of and for the years ended December 31, 2022 and 2021, and the related notes included in the Proxy Statement/Prospectus and the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included herein and incorporated by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2023 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of Wentworth prior to the Business Combination is included in the Proxy Statement/Prospectus in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Wentworth” beginning on page 165 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Properties

The facilities of the Company are described in the Proxy Statement/Prospectus in the section entitled “Business of Wentworth” beginning on page 160 and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management1

The following table sets forth information regarding the beneficial ownership of shares of Common Stock of the Company upon the Closing by:

•	each person known by the Company to be the beneficial owner of more than 5% of the Common Stock of the Company upon the Closing;

•	each of the Company’s executive officers and directors; and

•	all executive officers and directors of the Company as a group upon the Closing.

The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or other rights (as set forth above) held by that person that are currently exercisable, or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Each person named in the table has sole voting and investment power with respect to all of the shares shown as beneficially owned by such person, except as otherwise indicated in the table or footnotes below.

1 NTD: To be updated.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Company Common Stock beneficially owned by them.

Name of Beneficial Owners(1)
Directors and Executive Officers	Number of Shares	%
Craig Gould(2)	309,235	1.88%
David Shane	—	—
David Crane	—	—
Daniel Hynes	—	—
Joel Marks	—	—
All directors and executive officers as a group	309,235	1.88%
Five Percent Holders
MHC Securities, LLC(3)	9,011,653	54.74%
Wentworth Funding, LLC (4)	1,362,564	8.28%
PPD Group, LLC(5)	1,384,323	8.41%
Kingswood Global Sponsor LLC(6)	1,100,000	6.68%

* Less than one percent.

(1)	Unless otherwise noted, the business address of each of those listed in the table above is 80 State Street, Albany, NY 12207.
(2)	Represents shares held directly by Craig Gould. Mr. Gould has entered into arrangements under which he has pledged up to 100% of the shares of common stock that he beneficially owns to secure loans with Oak Street Funding LLC.
(3)	Represents shares held by MHC Securities, LLC (“MHC”). Alexander C. Markowitz is the Manager of MHC and therefore he may be deemed to share voting and investment power over the shares held by MHC.
(4)	Represents shares held directly by Wentworth Funding, LLC (“Wentworth Funding”). Wentworth Funding has entered into arrangements under which it has pledged up to 100% of the shares of common stock that it beneficially owns to secure loans with Oak Street Funding LLC.
(5)	Represents shares held by PPD Group, LLC (“PPD”). Peter Purcell, Peter Sheehan and David Purcell are Managing Members of PPD and therefor may be deemed to share voting and investment power over the shares held by PPD.
(6)	Represents 1.1 million shares held by Kingswood Global Sponsor LLC (the “Sponsor”) and placed in escrow at Closing with UMB Bank as escrow agent. Michael Nessim, David Hudd, Gary Wilder and Jonathan Massing are among the members of the Sponsor and share voting and investment discretion with respect to the shares held of record by the Sponsor. The address of the principal business office of the Sponsor is 17 Battery Place, Suite 625, New York, NY 10014.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Closing are described in the Proxy Statement/Prospectus in the section titled “Management of Holdings Following the Business Combination” beginning on page 182 and that information is incorporated herein by reference.

Board Composition

On March 15, 2024, Craig Gould, David Shane, David Crane, Daniel Hynes and Joel Marks were appointed to serve as directors on the board of directors of the Company (the “Board” or the “Company Board”) effective immediately following the Closing.

In addition, David Crane and Joel Marks were appointed to serve as Class I directors, with terms expiring at the Company’s first annual meeting of stockholders following the Closing; Daniel Hynes was appointed to serve as a Class II director, with a term expiring at the Company’s second annual meeting of stockholders following the Closing; and Craig Gould and David Shane were appointed to serve as a Class III directors, with terms expiring at the Company’s third annual meeting of stockholders following the Closing. The size of the Board is six members. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Management of Holdings Following the Business Combination” which information is incorporated herein by reference.

Immediately prior to Closing, Dustin Cohn notified the Company of his intention to not join the Board.

Director Independence

The Board has determined that each of the directors on the Company Board (other than Craig Gould and David Shane) are independent as defined under the listing standards of Nasdaq.

Committees of the Board of Directors

Effective upon the Closing, the standing committees of the Board consist of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Upon the Closing, the Board appointed Joel Marks, David Crane and Daniel Hynes to serve on the Audit Committee. The Board appointed David Crane and Daniel Hynes to serve on the Compensation Committee. The Board appointed David Crane Joel Marks to serve on the Nominating and Corporate Governance Committee.

Executive Officers

Effective as of the Closing, Michael Nessim (Chief Executive Officer), resigned from his position in the Company. Effective as of the Closing, the Board appointed: Craig Gould as Chief Executive Officer and Chairman of the Board and David Shane as Chief Financial Officer. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Management of Holdings Following the Business Combination” which information is incorporated herein by reference.

Director Compensation

As of the date of this Current Report on Form 8-K, the compensation arrangements for the Board have not been determined. Any such arrangement will be reviewed and approved by the Compensation Committee of the Company and will be publicly disclosed by the Company when such arrangements are approved.

Executive Compensation

The compensation of Wentworth named Executive Officers as of December 31, 2023 is described in the Proxy Statement/Prospectus in the section titled “Wentworth Executive Compensation” beginning on page 190 and that information is incorporated herein by reference. Actual compensation programs that the Company adopts may differ materially from the pre-Business Combination programs summarized or referred to in the aforementioned section.

Certain Relationships and Related Transactions

This section should be read in conjunction with the information included in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 201 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings of the Company in the section of the Proxy Statement/Prospectus titled “Business of Wentworth—Material Legal Proceedings” on page 164 of the Proxy Statement/Prospectus and is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Prior to the Closing, KWAC’s publicly traded Class A Common Stock, public warrants and units KWAC Class A Common Stock, KWAC Warrants and KWAC Units are listed on the Markets Group Inc. stock exchange under the symbols KWAC, KWAC.WS and KWAC.U, respectively. The Company expects the Company’s Common Stock to be listed on the Nasdaq Global Market, under the ticker “BCG” and the public warrants are expected to be listed on the Nasdaq Capital Market under the ticker symbol “BCGWW.” The Company’s publicly traded units automatically separated into their component securities upon the Closing and, as a result, no longer trade as a separate security.

The Company has not paid any cash dividends on shares of its Common Stock to date. The payment of any cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Board.

Description of Registrant’s Securities

The description of the Company’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of Securities” beginning on page 206 and is incorporated herein by reference.

Indemnification of Directors and Officers

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Information about indemnification of the Company’s directors and officers is set forth in the Proxy Statement/Prospectus in the section titled “Wentworth Executive Compensation — Limitation of Liability and Indemnification of Directors and Officers.” beginning on page 197 which information is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders.

Not applicable.

Item 3.02. Unregistered Sale of Equity Securities

The disclosure set forth above in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of Series A Preferred Stock issued in connection with the PIPE Financing, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided in Section 4(a)(2) thereof.

The Company issued the foregoing securities under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with the Company’s transfer agent). The parties also had adequate access, through business or other relationships, to information about the Company.

Item 3.03. Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01, 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 4.01. Changes in Registrant’s Certifying Accountant.

Appointment of the Company’s Independent Registered Public Accounting Firm

On March 15, 2024, the Audit Committee of the Board approved FGMK, LLC (“FGMK”) as its independent registered public accounting firm. FGMK previously served as the independent registered public accounting firm of Wentworth prior to the Business Combination.

Item 5.01. Changes in Control of Registrant.

The disclosure set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K under the titled, “Directors and Executive Officers,” “Director Compensation” and “Executive Compensation” is incorporated by reference in this Item 5.02.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, the Company amended and restated its certificate of incorporation in the form of the Proposed Holdings Charter and adopted the Proposed Holdings Bylaws (the “Company Organizational Documents”), which differ in certain material respects from the Existing Organizational Documents of KWAC.

The amended and restated certificate of incorporation and bylaws of the Company are attached as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal No. 1: The Business Combination Proposal” beginning on page 78, which is incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

The Company acknowledges that the information required by Item 9.01(a) and (b) referenced below is required to be updated for the year ended December 31, 2023, and the Company will update such information through an amendment to this Current Report on Form 8-K once the annual audits of Wentworth are completed and related unaudited pro forma condensed combined financial information for the year ended December 31, 2023 is available which the Company expects by March 31, 2024.

(a) Financial statements of business acquired.

The consolidated financial statements of Wentworth as of September 30, 2023 (unaudited) and December 31, 2022 and for the three and nine months ended September 30, 2023 and 2022 (unaudited) and the related notes are included in the Proxy Statement/Prospectus beginning on page F-47 and are incorporated herein by reference.

The audited consolidated financial statements of Wentworth as of December 31, 2022 and 2021, and for the years ended December 31, 2022 and 2021 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-64 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2023 and the related notes are included in the Proxy Statement/Prospectus beginning on page 130 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1†	Agreement and Plan of Merger, dated as of July 7, 2022, by and among Kingswood Acquisition Corp., Binah Capital Group, Inc., Kingswood Merger Sub Inc., Wentworth Merger Sub Inc., CF OMS LLC and Wentworth Management Services, LLC (incorporated by reference to Exhibit 2.1 to Binah Capital Group, LLC’s Registration Statement on Form S-4, filed with the SEC on February 12, 2024).
2.2	First Amendment to Agreement and Plan of Merger, dated as of March 20, 2023, between Kingswood Acquisition Corp., Binah Capital Group, Inc., Kingswood Merger Sub, Inc., Wentworth Merger Sub, LLC and Wentworth Management Services LLC (incorporated by reference to Exhibit 2.3 to Binah Capital Group, LLC’s Registration Statement on Form S-4, filed with the SEC on February 12, 2024).
2.3	Second Amendment to Agreement and Plan of Merger, dated as of September 13, 2023, between Kingswood Acquisition Corp., Binah Capital Group, Inc., Kingswood Merger Sub, Inc., Wentworth Merger Sub, LLC and Wentworth Management Services LLC(incorporated by reference to Exhibit 2.4 to Binah Capital Group, LLC’s Registration Statement on Form S-4, filed with the SEC on February 12, 2024).
3.1	Amended and Restated Certificate of Incorporation of Binah Capital Group, Inc.
3.2	Amended and Restated Bylaws of Binah Capital Group, Inc.
4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.6 to Binah Capital Group, LLC’s Registration Statement on Form S-4, filed with the SEC on February 12, 2024).
4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.7 to Binah Capital Group, LLC’s Registration Statement on Form S-4, filed with the SEC on February 12, 2024).
4.3	Existing Warrant Agreement, dated November 19, 2020, between Kingswood Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to Kingswood’s Current Report on Form 8-K, as amended (File No. 001-39700), filed with the SEC on November 25, 2020).
4.4	Warrant Assumption Agreement, dated March 15, 2024, by and among Continental Stock Transfer and Trust Company, Kingswood Acquisition Corp. and Binah Capital Group, Inc.
4.5	Certificate of Designations
10.1	Subscription Agreement, dated March 15, 2024, by and among Binah Capital Group, Inc., Wentworth Management Funding LLC and Pollen Street Capital Limited.
10.2	Registration Rights Agreement, dated March 15, 2024, by and among Binah Capital Group, Inc. and the holders party thereto.
10.3	Lock-Up Agreement, dated March 15, 2024, by and among Binah Capital Group, Inc. and the holders party thereto.
10.4	Voting Agreement, dated March 15, 2024, by and among Binah Capital Group, Inc. and the holders party thereto.
10.5	Fifth Amendment to the Master Credit Agreement, dated March 15, 2024, by and among Wentworth and certain other borrowers party thereto.
10.6	Binah Capital Group, Inc. Guarantee Agreement
10.7	MHC Securities LLC Guarantee Agreement
10.8	Kingswood Capital Acquisition Corp. Guarantee Agreement
10.9	Craig Gould Guarantee Agreement
10.10	Alexander Markowitz Guarantee Agreement
10.11	Stock Pledge Agreement, dated March 15, 2024, by and among Craig Gould, MHC Securities, LLC and Oak Street Funding LLC.
10.12	Strategic Alliance Agreement, dated March 15, 2024, by and between Binah Capital Group, Inc. and Kingswood US LLC.
14.1	Binah Capital Group, Inc. Code of Business Ethics
21.1	Subsidiaries of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2024

BINAH CAPITAL GROUP, INC.

By:	/s/ Craig Gould
Name:	Craig Gould
Title:	Chief Executive Officer and Director